Exhibit 10.4

Prepared by and return to:

Scot C. Crow, Esq.

Dickinson Wright PLLC

150 E. Gay Street, Suite 2400

Columbus, Ohio 43215

(614) 744-2585

Hearth & Home of Vandalia

Dayton, Ohio

FHA Project No. 046-43057

RELEASE AND ASSUMPTION AGREEMENT

THIS RELEASE AND ASSUMPTION AGREEMENT (this “Agreement”) is made, as of May 6 , 2013, by and among H & H OF VANDALIA LLC, an Ohio limited liability company, 4100 Regent Street, Suite F, Columbus, Ohio 43219 (the “Owner”), HEARTH & HOME OF VANDALIA, INC., an Ohio corporation aka Hearth and Home of Vandalia, Inc., an Ohio corporation, 5057 Troy Road, Springfield, OH 45502 (“Prior Owner”), RED MORTGAGE CAPITAL, LLC, a Delaware limited liability company, 2 Miranova Place Columbus, OH 43215 (the “Mortgagee”) and the SECRETARY OF HOUSING AND URBAN DEVELOPMENT, Washington, D.C., acting by and through the Federal Housing Commissioner (the “Secretary”), under certain provisions of the National Housing Act, as amended.

RECITALS

A. Owner and Prior Owner entered into that certain Purchase and Sale Agreement dated October 11, 2012 as amended (collectively, the “Purchase Agreement”), pursuant to which the Prior Owner agreed to sell, and the Owner agreed to purchase, all of that certain real property located in the City of Dayton, in the County of Montgomery, in the State of Ohio, as more particularly described in Exhibit A attached hereto and made a part hereof (the “Real Property”), on which is constructed that certain rental apartment project known as Hearth & Home of Vandalia, FHA Project No. 046-43057 (the “Project” and, together with the Real Property, the “Property”).

B. The Property is encumbered by that certain first lien mortgage loan (the “Loan”) made to the Prior Owner by the Mortgagee, which Loan is evidenced and/or secured by (i) that certain Mortgage/Deed of Trust Note dated as of January 1, 2012 in the original principal amount of Three Million Seven Hundred Twenty One Thousand Five Hundred and No/100 Dollars ($3,721,500.00) (the “Note”), (ii) that certain Mortgage/Deed of Trust as of even date therewith and recorded on January 31, 2012, among the land records of Montgomery County, Ohio (the “Land Records”), Instrument Number 2012-00006113 (the “Mortgage”), (iii) that certain Security Agreement dated January 1, 2012 between the Prior Owner and the Mortgagee, (iv) those certain UCC-1 Financing Statements filed in the Land Records and with the Ohio Secretary of State showing Prior Owner (as debtor) and Mortgagee (as secured party), (v) that certain Account Control Agreement dated as of January 27, 2012 among Mortgagee, Prior Owner and Huntington National Bank (the “Depository Bank”); (vi) that certain Deposit Account Instruction and Services Agreement dated as of January 27, 2012 among Mortgagee, Prior Owner and the Depository Bank; and (vii) and all other instruments executed in connection with the Loan (collectively the “Loan Documents”).

C. The Loan is insured by the Secretary under Section 232 pursuant to Section 223(a)(7) of the National Housing Act, as amended. In connection therewith, the Prior Owner and the Secretary executed that certain Regulatory Agreements for Insured Multifamily Housing Projects dated January 1, 2012 and recorded on January 31, 2012 among the Land Records of Montgomery County, Ohio, Instrument Number 2012-00006115 and that certain Regulatory Agreements Nursing Homes dated January 1, 2012 and recorded on January 31, 2012 among the Land Records of Montgomery County, Ohio, Instrument Number 2012-00006114 (together, the “Regulatory Agreements”). The Regulatory Agreements are incorporated by reference into and made a part of the Mortgage.

D.  Immediately prior to the execution of this Agreement, the outstanding principal balance of the Loan equals Three Million Six Hundred Thirty Seven Thousand Eight Hundred Forty Seven and 91/100 Dollars ($3,637,847.91).

E.  Owner has agreed to assume the Prior Owner’s obligations under the Note, the Mortgage and other Loan Documents (collectively the “Assumed Documents” and individually referred to herein as an “Assumed Document”) pursuant to the terms of this Agreement, and the Prior Owner shall be released of its obligations under the Assumed Documents as of the date hereof, both with the Mortgagee’s and the Secretary’s consent thereto, as set forth herein.

F.  Pursuant to the Purchase Agreement, the Prior Owner has, as of the date hereof, conveyed to the Owner all of the Prior Owner’s right, title and interest in and to the Property and has entered into the Assumed Documents with the Mortgagee and the Secretary, respectively.

G.  In connection with its assumption of the Assumed Documents, Owner and the Secretary have entered into a Regulatory Agreement for Insured Multifamily Housing Projects dated as of the date hereof and to be recorded among the Land Records of Montgomery County, Ohio (the “New Regulatory Agreement”).

NOW, THEREFORE, in consideration of the foregoing premises, the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and for their respective successors and assigns, hereby agree as follows:

1.   Incorporation of Recitals. The foregoing recitals are hereby incorporated by reference as if fully set forth herein.

2.   Prior Owner’s Acknowledgements, Representations and Warranties. The Prior Owner acknowledges, represents and warrants, as of the date of this Agreement that:

a.                                      The unpaid principal balance on the Note as of April 25, 2013 is approximately $3,637,847.91 and prior to default, the Note bears interest at the rate of 3.74% per annum.

b.                                      The Note requires that monthly payments of principal and interest in the amount of $17,453.72 be made on the first day of each month, with the balance of principal (if any) remaining unpaid and accrued interest being payable on May 1, 2041.

c.                                       The Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Note and all other amounts as stated in the Note and Mortgage.

d.                                      To the best of Prior Owner’s knowledge, there are no defenses, offsets or counterclaims to the Loan Documents.

e.                                       To the best of Prior Owner’s knowledge, there are no defaults by the Prior Owner under the provisions of the Loan Documents, nor are there any conditions, which, with the giving of notice or the passage of time or both, may constitute a default by Prior Owner under the provisions of the Loan Documents.

f.                                        To the best of Prior Owner’s knowledge, all provisions of the Loan Documents are valid, in full force and effect and enforceable in accordance with their terms.

g.                                       There are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received, except for the following: None.

h.                                  To the best of Prior Owner’s knowledge, all of the Prior Owner’s representations, warranties and covenants contained in the Loan Documents are true and correct in all material respects as of the date hereof.

The Prior Owner understands and intends that Mortgagee, Owner and Secretary will rely upon the acknowledgements, representations and warranties contained herein.

3. Assumption and Release.

a.                                      The Owner agrees to assume, and does hereby assume, the obligations of the Prior Owner under the Assumed Documents from and after the date of this Agreement and does hereby agree to be bound by each and every Assumed Document.

b.                                      The Owner does not assume personal liability for payments due under the Note, the Mortgage, the Security Agreement or for the payments to the reserve for replacements under the Regulatory Agreements, or for matters not under its control, provided that the Owner shall remain liable under said Regulatory Agreements only with respect to the matters hereinafter stated, namely:

(i) for funds or property for the Project coming into its hands which, by the provisions thereof, it is not entitled to retain; and

(ii) for its own acts and deeds or acts and deeds of others which it has authorized in violation of the provisions thereof; and

(iii) the acts and deeds of affiliates, as defined in the Regulatory Agreements, which person or entity it has authorized in violation of the provisions of the Regulatory Agreements.

The Owner is to be bound by the Assumed Documents with respect to obligations arising from and after the date hereof, subject to the foregoing limitation of personal liability, from the date of this Agreement to the same extent as if it has been an original party to said instruments.

c.                                       In reliance on the Prior Owner’s acknowledgements, representations and warranties in this Agreement, the Mortgagee and the Secretary jointly and severally hereby release the Prior Owner from all liability arising under or in connection with the Assumed Documents, from and after the date hereof. If any material element of the representations and warranties contained herein as the same relates to Prior Owner is false as of the date of this Agreement or in the event Prior Owner takes or causes any other party hereto (other than Mortgagee) to take any actions which are in contradiction with the provisions of this Agreement, then the release set forth in this Paragraph 3 shall be deemed canceled effective as of the date of this Agreement and the Prior Owner shall remained obligated under the Note,

Mortgage and Security Agreement and though there has been no such release. Further, notwithstanding the foregoing in this Section 3(c), the Prior Owner shall remain liable under said Regulatory Agreements with respect to following matters hereinafter stated, namely:

(i) for funds or property for the Project coming into Prior Owner’s hands which, by the provisions thereof, it is not entitled to retain; and

(ii) for Prior Owner’s own acts and deeds or acts and deeds of others which it has authorized in violation of the provisions thereof; and

(iii) the acts and deeds of affiliates, as defined in the Regulatory Agreements, which person or entity Prior Owner has authorized in violation of the provisions of the Regulatory Agreements.

4.   Revised References.  All references in any of the foregoing Assumed Documents to the “Maker,” the “Mortgagor” or the “Grantor” shall hereinafter be deemed to refer to the Owner. All references in any of the foregoing Assumed Documents to “Regulatory Agreement” shall hereinafter be deemed to refer to the New Regulatory Agreement.

5.   Equal Opportunity Compliance.  The Owner agrees that there shall be full compliance with the provisions of (1) any laws prohibiting discrimination in housing on the basis of race, color, creed, national origin, familial status or disability; and (2) with the Regulations of the Federal Housing Administration providing for non-discrimination and equal opportunity in housing. It is understood and agreed that failure or refusal to comply with any such provisions shall be a proper basis for the Secretary to take any corrective action he may deem necessary, including, but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which the Owner is identified; and further, the Secretary shall have a similar right of corrective action (1) with respect to any individuals who are officers, directors, principal stockholders, trustees, managers, partners or associates of the Owner; and (2) with respect to any corporation or any other type of business association or organization with which the officers, directors, principal stockholders, trustees, managers, partners or associates of the Owner may be identified.

6.   No Defenses.  The Owner acknowledges and affirms to the Mortgagee and the Secretary that, as of the date hereof, there are no defenses, set-offs or counterclaims, whether legal or equitable, to the Owner’s obligations under the Assumed Documents and the Owner hereby waives the right to raise or assert any such defenses, set-offs or counterclaims that the Owner may have had with respect to any suit, proceeding or foreclosure action under any of said instruments that the Mortgagee or the Secretary, or any of its or their predecessors in interest in and to the Loan may or could have brought against the Prior Owner prior to the date hereof.

7.   No Impairment.  Nothing in this Agreement shall in any way impair the Assumed Documents or any other security now held for such indebtedness, or alter, waive, compromise, annul, impair or prejudice any provision, condition or covenant in the aforesaid instruments, except as specifically provided herein, nor affect or impair any rights, powers or remedies of the Mortgagee or the Secretary under the Assumed Documents, nor create a novation or new agreement by and between the parties thereto, it being the intent of the parties that the terms and provisions of the Assumed Documents, are expressly approved, ratified and confirmed, and shall continue in full force and effect except as expressly modified hereby, and that the lien of the Mortgage and the priority thereof shall be unchanged.

8.   Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and/or assigns. The Mortgagee’s execution and delivery of this Agreement is contingent upon the execution and delivery of this Agreement by the Secretary.

9.   Amendment.  The Assumed Documents, each as amended by this Agreement, shall not be further modified except by an instrument in writing executed by each of the parties thereto.

10.   Severability.  Notwithstanding anything herein contained, if any one or more of the provisions of this Agreement shall for any reason whatsoever be held to be illegal, invalid or unenforceable in any respect, such illegality, invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been contained herein.

11.   Headings.  The headings and titles to the sections of this Agreement are inserted for convenience only and shall not be deemed a part hereof nor affect the construction or interpretation of any provisions hereof.

12.   Governing Law.  This Agreement shall be governed by all applicable federal laws and the laws of the state in which the Project is located.

13.   Counterparts.  This Agreement may be executed in any number of counterparts, all of which counterparts shall be construed together and shall constitute but one agreement.

14.   Effective Date.  This Agreement shall be effective upon the recording hereof in the land records where the Mortgage is recorded.

15.   THIS WRITTEN AGREEMENT AND ALL OTHER LOAN DOCUMENTS,

AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL ARGUMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed and made effective as of the date first above written.

OWNER:

Witness/Attest:		H & H OF VANDALIA LLC,
an Ohio limited liability company

By:	/s/ Katy A. Wiles	By:	CHP Acquisition Company LLC,
	Name: Katy A. Wiles		an Ohio limited liability company,
	Title:		its Manager

		By:	/s/ Roger C. Vincent
		Name:	Roger C. Vincent
		Title:	Manager

STATE OF OHIO	)
) ss:
COUNTY OF FRANKLIN	)

I, the undersigned, a notary public, in and for the County and State aforesaid, do hereby certify, that Roger C. Vincent, as Manager of CHP Acquisition Company LLC, an Ohio limited liability company, which is the Manager of H & H of Vandalia LLC, an Ohio limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and he acknowledged to me that he, being thereunto duly authorized, signed and delivered said instrument as his own free and voluntary act, and as the free and voluntary act of said company, for the use and purposes set forth therein.

GIVEN under my hand and Notarial Seal this 3rd day of May, 2013.

JEFFREY D. MEYER Notary Public, State of Ohio My Commission Has No Expiration Date Section 147.03 R.C.

/s/ Jeffrey D. Meyer
Notary Public:

SIGNATURE PAGE (Owner)

Assumption Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed and made effective as of the date first above written.

PRIOR OWNER:

Witness/Attest:		Hearth & Home of Vandalia, Inc.

By:	/s/ Lilliana Keane	By:	/s/ Boyd P. Gentry
Name:			Boyd P. Gentry, President and CEO
Title:	Executive Assistant

STATE OF Georgia	)
) ss:
COUNTY OF Fulton	)

I, the undersigned, a notary public, in and for the County and State aforesaid, do hereby certify, that Boyd P, Gentry, as President and CEO of Hearth & Home of Vandalia, Inc., an Ohio corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and he acknowledged to me that he, being thereunto duly authorized, signed and delivered said instrument as his own free and voluntary act, and as the free and voluntary act of said corporation, for the use and purposes set forth therein.

GIVEN under my hand and Notarial Seal this 29th day of April, 2013.

/s/ Kirsten N Parker
Notary Public

Kirsten N Parker
NOTARY PUBLIC
Gwinnett County, GEORGIA
My Comm. Exp. 4/16/16

SIGNATURE PAGE (Prior Owner)

Assumption Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed and made effective as of the date first above written.

MORTGAGEE:

Witness/Attest:		Red Mortgage Capital, LLC

By:	/s/ Tina M. Pfeifer	By:	/s/ Barry Fuller
Name:	Tina M. Pfeifer	Name:	Barry Fuller
Title:	Asset Manager	Title:	Director

STATE OF Ohio	)
) ss:
COUNTY OF Franklin	)

I, the undersigned, a notary public, in and for the County and State aforesaid, do hereby certify, that Barry Fuller, as Director of Red Mortgage Capital, LLC, a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and she acknowledged to me that she, being thereunto duly authorized, signed and delivered said instrument as her own free and voluntary act, and as the free and voluntary act of said company, for the use and purposes set forth therein.

GIVEN under my hand and Notarial Seal this 6th day of May, 2013.

/s/ Brenda L. Easley
Notary Public

BRENDA L EASLEY NOTARY PUBLIC STATE OF OHIO Comm. Expires May 07, 2016 Recorded in Fairfield County

SIGNATURE PAGE (Mortgagee)

Assumption Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed and made effective as of the date first above written.

SECRETARY OF HOUSING AND
URBAN DEVELOPMENT,
WASHINGTON, D.C.

By:	/s/ Jennifer S. Buhlman
Authorized Agent
Office of Residential Care Facilities

STATE OF Washington	)
) ss:
COUNTY OF District of Columbia	)

The foregoing instrument was acknowledged before me this 3 day of May, 2013, by Jennifer S. Buhlman, as the Authorized Agent for the Secretary of the U.S. Department of Housing and Urban Development, acting by and through the Federal Housing Commissioner, and a Supervisory Account Executive in the Office of Residential Care Facilities, U.S. Department of Housing and Urban Development, and that he, being authorized to do so by virtue of such office, executed the foregoing instrument on behalf of the Federal Housing Commissioner, acting for the Secretary of the U.S. Department of Housing and Urban Development.

/s/ Peggy A. Russo
Notary Public

Peggy A. Russo
Notary Public, District of Columbia
My Commission Expires 3/14/2016

SIGNATURE PAGE (Secretary)

Assumption Agreement